Assets held for sale	12 Months Ended
Mar. 31, 2018
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Assets held for sale

32. Assets held for sale

During the year ended March 31, 2018, the Company has signed a definitive agreement to divest its hosted data center services business to Ensono Holdings, LLC and its affiliates (Ensono Group). The sale concluded on June 27, 2018.

Further on April 5, 2018, the Company has reduced its equity holding from 74% to 11% in Wipro Airport IT Services Limited.

These disposal groups do not constitute a major component of the Company and hence are not classified as discontinued operations.

The assets and liabilities associated with these transactions are classified as assets held for sale and liabilities directly associated with assets held for sale amounting to ₹27,201 and ₹6,212 respectively. Foreign currency translation reserve includes ₹2,907 directly associated with assets held for sale.